Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.7100%


Excess Protection Level
   3 Month Average   5.47%
     March, 1997   6.33%
     February, 1997   5.80%
     January, 1997   4.29%



Cash Yield                                              18.76%


Investor Charge Offs                                     4.41%


Base Rate                                                8.02%


Over 35 Day Delinquency                                  4.98%


Seller's Interest                                       23.49%


Total Payment Rate                                      10.71%


Total Principal Balance                                $7,275,805,303.32


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,709,138,636.63